                                                                     EXHIBIT 1.1



FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED JANUARY 1, 2002


Available Amount to Note Holders:                                                        3,127,374.17

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                       --
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                      --
(iii)   Aggregate of:
         (a) Unreimbursed Servicer Advances                                                 10,452.95
         (b) Servicer Fees from current and prior Collection Period                         23,675.39
         (c) Servicing Charges inadvertantly deposited in Collection Account                       --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                        5,393.49
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees            416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                              --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                   --
         Class A-2 Note Interest                                                                   --
         Class A-3 Note Interest                                                                   --
         Class A-4 Note Interest                                                           216,818.30

(viii)  Class B-1 Note Interest                                                              6,147.24
(ix)    Class B-2 Note Interest                                                              3,982.30
(x)     Class B-3 Note Interest                                                              5,372.44
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
         Class A-1 Principal Distribution Amount                                                   --
         Class A-2 Principal Distribution Amount                                                   --
         Class A-3 Principal Distribution Amount                                                   --
         Class A-4 Principal Distribution Amount                                         2,625,553.43
(xii)   Note Insuer Reimbursement Amount                                                           --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal       57,077.25
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal       28,538.62
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal       84,909.73
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)              --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                       --
(xviii) Remaining Amount to Residual Holder                                                 59,036.36


        Reviewed By:



        ------------------------------------------------------------------------
        Joel Cappon
        Controller, American Express Business Finance


"*The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 2002


                 Initial        Beginning        Base       Additional       Total         Ending        Ending
                Principal       Principal      Principal     Principal     Principal     Principal    Certificate
  Class          Balance         Balance     Distribution  Distribution  Distribution     Balance       Factor
  -----          -------         -------     ------------  ------------  ------------     -------       ------
Class A-1     70,687,140.00              --            --            --            --             --   0.0000000
Class A-2     53,856,869.00              --            --            --            --             --   0.0000000
Class A-3     52,510,447.00              --            --            --            --             --   0.0000000
Class A-4     70,687,140.00   46,229,914.66  2,625,553.43            --  2,625,553.43  43,604,361.23   0.6168641
             --------------   -------------  ------------  ------------  ------------  -------------   ---------
  Total
   Class A   247,741,596.00   46,229,914.66  2,625,553.43            --  2,625,553.43  43,604,361.23   0.1760074
Class B-1      5,385,687.00    1,004,998.17     57,077.25            --     57,077.25     947,920.92   0.1760074
Class B-2      2,692,843.00      502,498.99     28,538.62            --     28,538.62     473,960.37   0.1760074
Class B-3      5,385,687.00    1,032,830.65     84,909.73            --     84,909.73     947,920.92   0.1760074
             --------------   -------------  ------------  ------------  ------------- -------------
  Total      261,205,813.00   48,770,242.47  2,796,079.04            --  2,796,079.04  45,974,163.44

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 2001                                        103,640.57
     Add: Investment earnings on amounts in Collection Account                                      875.61
     Add: Payments due Collection Account from last 3 business days of Collection Period        752,101.98
     Less: Amounts inadvertantly deposited into collection account                                  416.67
     Add: Additional contribution for terminated trade-ups and rebooked leases                          --
     Add: Servicer Advance on current Determination Date                                      2,271,172.68
                                                                                             -------------
       Available Funds on Payment Date                                                        3,127,374.17
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,127,374.17
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,127,374.17
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          10,452.95
     Unreimbursed Servicer Advances paid                                                         10,452.95
                                                                                             -------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,116,921.22
SERVICER FEES
     Servicer Fees due                                                                           23,675.39
     Servicer Fees paid                                                                          23,675.39
                                                                                             -------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,093,245.83
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,093,245.83
PREMIUM AMOUNT
     Premium Amount due                                                                           5,393.49
     Premium Amount paid                                                                          5,393.49
                                                                                             -------------
       Premium Amount remaining unpaid                                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,087,852.34
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,087,435.67
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
       Indenture Trustee Expenses unpaid                                                                --

  REMAINING AVAILABLE FUNDS                                                                   3,087,435.67
CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                            --
     Class A-4 Note Interest                                                                    216,818.30
                                                                                             -------------
       Total Class A Interest due                                                               216,818.30
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     2,870,617.37
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                  6,147.24
     Class B-1 Note Interest paid                                                                 6,147.24
                                                                                             -------------
       Class B-1 Note Interest remaining unpaid                                                         --
                                                                                             -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


  REMAINING AVAILABLE FUNDS                                                                   2,864,470.14
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                  3,982.30
     Class B-2 Note Interest paid                                                                 3,982.30
                                                                                             -------------
       Class B-2 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,860,487.83
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                  5,372.44
     Class B-3 Note Interest paid                                                                 5,372.44
                                                                                             -------------
       Class B-3 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   2,855,115.39
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           2,625,553.43
     Class A Note Principal Balance as of preceding Payment Date                             46,229,914.66
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          2,625,553.43
                                                                                             -------------
       Class A Base Principal Distribution Amount remaining unpaid                                      --

     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                              --
                                                                                             -------------

     Remaining Class A Base Principal Distribution Amount                                     2,625,553.43
                                                                                             -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     2,625,553.43
                                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                      --
     Class A-3 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     2,625,553.43
                                                                                             -------------

     Class A-4 Note Principal Balance as of preceding Payment Date                           46,229,914.66
     Class A-4 Base Principal Distribution Amount paid                                        2,625,553.43
                                                                                             -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                   43,604,361.23

  REMAINING AVAILABLE FUNDS                                                                     229,561.96

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                               --
     Note Insuer Reimbursement Amount paid                                                              --
                                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                  --
  REMAINING AVAILABLE FUNDS                                                                     229,561.96

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                            1,004,998.17
     Class B-1 Base Principal Distribution due                                                   57,077.25
     Class B-1 Base Principal Distribution paid                                                  57,077.25
                                                                                             -------------
       Class B-1 Base Principal Distribution remaining unpaid                                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


       Class B-1 Note Principal Balance after distribution on Payment Date                      947,920.92

  REMAINING AVAILABLE FUNDS                                                                     172,484.71

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                              502,498.99
     Class B-2 Base Principal Distribution due                                                   28,538.62
     Class B-2 Base Principal Distribution paid                                                  28,538.62
                                                                                             -------------
       Class B-2 Base Principal Distribution remaining unpaid                                           --
       Class B-2 Note Principal Balance after distribution on Payment Date                      473,960.37
  REMAINING AVAILABLE FUNDS                                                                     143,946.09
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                            1,032,830.65
     Class B-3 Base Principal Distribution due                                                   84,909.73
     Class B-3 Base Principal Distribution paid                                                  84,909.73
                                                                                             -------------
       Class B-3 Base Principal Distribution remaining unpaid                                           --
       Class B-3 Note Principal Balance after distribution on Payment Date                      947,920.92
  REMAINING AVAILABLE FUNDS                                                                      59,036.36

ADDITIONAL PAYMENT TO NOTEHOLDERS DUE TO RESTRICTING EVENT
     Principal Amount paid to A noteholders, otherwise paid to B-1                                      --
     Principal Amount paid to A noteholders, otherwise paid to B-2                                      --
     Principal Amount paid to A noteholders, otherwise paid to B-3                                      --
                                                                                             -------------
       Total Principal Amount paid to A noteholders, otherwise to be paid to B                          --
REMAINING AVAILABLE FUNDS                                                                        59,036.36

     Principal Amount paid to B-1 noteholders, otherwise paid to B-2                                    --
     Principal Amount paid to B-1 noteholders, otherwise paid to B-3                                    --

     Principal Amount paid to B-2 noteholders, otherwise paid to B-3                                    --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                        59,036.36

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                      59,036.36
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                           --
     Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                             -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
  REMAINING AVAILABLE FUNDS                                                                      59,036.36
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                59,036.36

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                  56,820,939.99
      ADCPB, end of Collection Period                                        54,052,693.44
                                                                             -------------
        Base Principal Amount                                                 2,768,246.55

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period         2,680,465.88
      Servicing Advances collected during the current Collection Period       2,670,012.93
                                                                             -------------
        Unreimbursed Servicing Advances as of current Determination Date         10,452.95

CALCULATION OF INTEREST DUE

                     Beginning                  Current                  Total
                     Principal     Interest    Interest    Overdue     Interest
  Class               Balance        Rate         Due      Interest       Due
  -----               -------        ----         ---      --------       ---
Class A-1                     --    5.2150%           --         --           --
Class A-2                     --    5.4900%           --         --           --
Class A-3                     --    5.4500%           --         --           --
Class A-4          46,229,914.66    5.6280%   216,818.30         --   216,818.30
Class B-1           1,004,998.17    7.3400%     6,147.24         --     6,147.24
Class B-2             502,498.99    9.5100%     3,982.30         --     3,982.30
Class B-3           1,032,830.65    6.2420%     5,372.44         --     5,372.44
                   -------------    ------    ----------   --------   ----------
                   48,770,242.47    5.7163%   232,320.28         --   232,320.28

CALCULATION OF PRINCIPAL DUE

                       Base            Base                            Total
                     Principal       Principal        Overdue         Principal
  Class             Amount Pct.       Amount         Principal          Due
  -----             -----------       ------         ---------          ---
Class A               94.845%      2,625,553.43             --      2,625,553.43
Class B-1              2.062%         57,077.25             --         57,077.25
Class B-2              1.031%         28,538.62             --         28,538.62
Class B-3              2.062%         57,077.25      27,832.48         84,909.73
                                   ------------      ---------      ------------
                                   2,768,246.55      27,832.48      2,796,079.04

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                         56,820,939.99
      Servicer Fee Rate                                                                      0.500%
      One-twelfth                                                                             1/12
                                                                                     -------------
      Servicer Fee due current period                                                    23,675.39
      Prior Servicer Fee arrearage                                                              --
                                                                                     -------------
      Servicer Fee due                                                                   23,675.39

CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period     46,229,914.66
      Premium Rate                                                                           0.140%
      One-twelfth                                                                             1/12
                                                                                     -------------
      Premium Amount due Current Period                                                   5,393.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002


      Prior Premium Amount arrearage                                                       --
                                                                                     --------
        Total Premium Amount due                                                     5,393.49

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                         416.67
      Prior Indenture Trustee Fee arrearage                                                --
                                                                                     --------
      Total Indenture Trustee Fee due                                                  416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                       --
      Prior Indenture Trustee Expenses arrearage                                           --
                                                                                     --------
      Total Indenture Trustee Expenses due                                                 --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage               --
                                                                                     --------
      Total Other Amounts Due Servicer under Servicing Agreement                           --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


RESTRICTING EVENT DETERMINATION:

                                                                                     Yes/No
                                                                                     ------
     A) Event of Servicer Termination (Yes/No)                                         No
     B) Note Insuer has Made a Payment (Yes/No)                                        No
     C) Gross Charge Off Event has Occurred (Yes/No)                                   No
     D) Delinquency Trigger Event has Occurred (Yes/No)                                No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                     Yes/No
                                                                                     ------
     A) Failure to distribute to the Noteholders all or part of any payment of
      Interest requried to be made under the terms of such Notes or the
      Indenture when due; and,                                                         No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1
      Maturity Date, the Class A-2 Maturity Date, the Class A-3 Maturity
      Date,the Class A-4 Maturity Date, the Class B-1 Maturity Date, the
      Class B-2 Maturity Date, or the Class B-3 Maturity Date, as the
      case may be, on any remaining principal owed on the outstanding
      Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes,
      Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes, as the case may be.        No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                  Event                                 Yes/No
      -------                                  -----                                 ------
     6.01(i)          Failue to make payment requried                                  No
     6.01(ii)         Failue to submit Monthly Statement                               No
     6.01(iii)        Failure to Observe Covenants in Servicing Agreement              No
     6.01(iv)         Servicer consents to appointment of custodian,
                       receiver, etc.                                                  No
     6.01(v)          Servicer files a volunatry petition for bankruptcy               No
     6.01(vi)         Petition under bankruptcy laws against Servicer is not
                       stayed, withdrawn or dimissed within 60 days                    No
     6.01(vii)        Assignment by Servicer to a delegate its rights under
                       Servicing Agreement                                             No
     6.01(viii)       Servicer Trigger Event as contained in the Insurance
                       Agreement has occurred.                                         No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1998-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JANUARY 1, 2002


Gross Charge Event Calculation:

                                                                         Result
                                                                         ------
     Gross Charge Off Ratio Current Period                               -0.01%
     Gross Charge Off Ratio Prior Period                                 -0.81%
     Gross Charge Off Ratio Second Prior Period                          -1.04%
                                                                         -----
       Average of Gross Charge Off Ratio for Three Periods               -0.62%
     Maximum Allowed                                                      2.50%

     Gross Charge Off Ratio:

                                                                                           Gross Charge
                               ADCPB of                                                     Off Ratio
                            All Defaulted       Less                      End of Month     Charge Offs/
                              Contracts      Recoveries    Charge Offs        ADCPB            ADCPB
                              ---------      ----------    -----------        -----            -----
     Current Period           12,388.34       12,789.98        -401.64    54,052,693.44       -0.01%
     Prior Period              8,271.53       46,690.50     -38,418.97    56,820,939.99       -0.81%
     Second Prior Period      24,108.39       75,890.55     -51,782.16    59,789,263.13       -1.04%

Delinquency Event Calculation:

                                                                         Results
                                                                         -------
     Delinquency Trigger Ratio Current Period                              7.62%
     Delinquency Trigger Ratio Prior Period                                7.61%
     Delinquency Trigger Ratio Second Prior Period                         7.09%
                                                                           ----
     Average of Delinquency Trigger Ratios                                 7.44%
     Maximum Allowed                                                       7.50%

     Delinquency Trigger Ratio:

                                        A                   B                  A/B
                                        -                   -                  ---
                                     ADCPB of           ADCPB of
                                Contract > 30 Day     All Contracts    Delinquency Trigger
                                     Past Due        As of Month-End          Ratio:
                                     --------        ---------------          ------
     Current Period                4,121,406.32       54,067,333.98            7.62%
     Prior Period                  4,325,654.58       56,820,939.99            7.61%
     Second Prior Period           4,240,535.63       59,844,742.27            7.09%

                                       ADCPB         Delinquency Ratio
                                       -----         -----------------
     Current                         49,945,928               92.38%
     31-60 Days Past Due              2,270,863                4.20%
     61-90 Days Past Due              1,058,073                1.96%
     91+ Days Past Due                  792,469                1.47%
                                     ----------              ------
     TOTAL                           54,067,334              100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                     269,284,343.00
     Maximum Substitution (10% of Initial)                         26,928,434.30

     Prior month Cumulative ADCPB Substituted                      10,759,355.09
     Current month ADCPB Substituted                                  957,560.58
                                                                  --------------
     Cumulative ADCPB Substituted                                  11,716,915.67

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED JANUARY 1, 2002


Available Amount to Note Holders:                                                         5,018,113.41

Disbursements from Collection Account: Section 3.04(b) of the Indenture

(i)     Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)    Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)   Aggregate of:
         (a) Unreimbursed Servicer Advances                                                  38,459.60
         (b) Servicer Fees from current and prior Collection Period                          34,436.96
         (c) Servicing Charges inadvertantly deposited in Collection Account                        --
(iv)    Premium Amount due on Payment Date and unpaid Premium Amounts                        10,042.65
(v)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(vi)    Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --
(vii)   Class A-1 through A-4 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                    --
         Class A-2 Note Interest                                                                    --
         Class A-3 Note Interest                                                                    --
         Class A-4 Note Interest                                                            328,824.95

(viii)  Class B-1 Note Interest                                                               8,246.20
(ix)    Class B-2 Note Interest                                                               6,231.43
(x)     Class B-3 Note Interest                                                               4,934.00
(xi)    Class A Base Principal Distribution Amount plus Class A Overdue Principal
         Class A-1 Principal Distribution Amount                                                    --
         Class A-2 Principal Distribution Amount                                                    --
         Class A-3 Principal Distribution Amount                                                    --
         Class A-4 Principal Distribution Amount                                          4,374,264.44
(xii)   Note Insurer Reimbursement Amount                                                           --
(xiii)  Class B-1 Base Principal Distribution Amount plus Class B-1 Overdue Principal        95,092.71
(xiv)   Class B-2 Base Principal Distribution Amount plus Class B-2 Overdue Principal        47,546.36
(xv)    Class B-3 Base Principal Distribution Amount plus Class B-3 Overdue Principal        59,432.95
(xvi)   Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xvii)  Other Amounts Due Servicer under Servicing Agreement                                        --
(xviii) Remaining Amount to Residual Holder                                                  10,184.49


        Reviewed By:



        ------------------------------------------------------------------------
        Joel Cappon
        Controller, American Express Business Finance

**The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 2001                                         60,443.80
     Add: Investment earnings on amounts in Collection Account                                    1,142.00
     Add: Payments due Collection Account from last 3 business days of Collection Period        768,508.51
     Less: Amounts inadvertantly deposited into collection account                                      --
     Add: Additional contribution for terminated trade-ups and rebooked leases                          --
     Add: Servicer Advance on current Determination Date                                      4,188,019.10
                                                                                             -------------
       Available Funds on Payment Date                                                        5,018,113.41
INITIAL UNPAID AMOUNTS INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   5,018,113.41
INDEMNITY PAYMENTS PAID INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   5,018,113.41
UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          38,459.60
     Unreimbursed Servicer Advances paid                                                         38,459.60
                                                                                             -------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,979,653.81
SERVICER FEES
     Servicer Fees due                                                                           34,436.96
     Servicer Fees paid                                                                          34,436.96
                                                                                             -------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,945,216.84
SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,945,216.84
PREMIUM AMOUNT
     Premium Amount due                                                                          10,042.65
     Premium Amount paid                                                                         10,042.65
                                                                                             -------------
       Premium Amount remaining unpaid                                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,935,174.19
INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,934,757.53
REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
       Indenture Trustee Expenses unpaid                                                                --

  REMAINING AVAILABLE FUNDS                                                                   4,934,757.53

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                            --
     Class A-4 Note Interest                                                                    328,824.95
                                                                                             -------------
       Total Class A Interest due                                                               328,824.95
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,605,932.58
CLASS B-1 NOTE INTEREST
     Class B-1 Note Interest due                                                                  8,246.20
     Class B-1 Note Interest paid                                                                 8,246.20
                                                                                             -------------
       Class B-1 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,597,686.38
CLASS B-2 NOTE INTEREST
     Class B-2 Note Interest due                                                                  6,231.43
     Class B-2 Note Interest paid                                                                 6,231.43
                                                                                             -------------
       Class B-2 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,591,454.94
CLASS B-3 NOTE INTEREST
     Class B-3 Note Interest due                                                                  4,934.00
     Class B-3 Note Interest paid                                                                 4,934.00
                                                                                             -------------
       Class B-3 Note Interest remaining unpaid                                                         --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,586,520.95
CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           4,374,264.44
     Class A Note Principal Balance as of preceding Payment Date                             68,863,864.55
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          4,374,264.44
                                                                                             -------------
       Class A Base Principal Distribution Amount remaining unpaid                                      --

     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-1 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     4,374,264.44
                                                                                             -------------

     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-2 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     4,374,264.44
                                                                                             -------------

     Class A-3 Note Principal Balance as of preceding Payment Date                                      --
     Class A-3 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-3 Note Principal Balance after distribution on Payment Date                              --

     Remaining Class A Base Principal Distribution Amount                                     4,374,264.44
                                                                                             -------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


     Class A-4 Note Principal Balance as of preceding Payment Date                           68,863,864.55
     Class A-4 Base Principal Distribution Amount paid                                        4,374,264.44
                                                                                             -------------
       Class A-4 Note Principal Balance after distribution on Payment Date                   64,489,600.11

  REMAINING AVAILABLE FUNDS                                                                     212,256.51

NOTE INSURER REIMBURSEMENT AMOUNT
     Note Insuer Reimbursement Amount due                                                               --
     Note Insuer Reimbursement Amount paid                                                              --
                                                                                             -------------
     Note Insuer Reimbursement Amount remaining unpaid                                                  --
  REMAINING AVAILABLE FUNDS                                                                     212,256.51

CLASS B-1 BASE PRINCIPAL DISTRIBUTION
     Class B-1 Note Principal Balance as of preceding Payment Date                            1,497,040.66
     Class B-1 Base Principal Distribution due                                                   95,092.71
     Class B-1 Base Principal Distribution paid                                                  95,092.71
                                                                                             -------------
       Class B-1 Base Principal Distribution remaining unpaid                                           --
       Class B-1 Note Principal Balance after distribution on Payment Date                    1,401,947.95

  REMAINING AVAILABLE FUNDS                                                                     117,163.79

CLASS B-2 BASE PRINCIPAL DISTRIBUTION
     Class B-2 Note Principal Balance as of preceding Payment Date                              748,520.33
     Class B-2 Base Principal Distribution due                                                   47,546.36
     Class B-2 Base Principal Distribution paid                                                  47,546.36
                                                                                             -------------
       Class B-2 Base Principal Distribution remaining unpaid                                           --
       Class B-2 Note Principal Balance after distribution on Payment Date                      700,973.97
  REMAINING AVAILABLE FUNDS                                                                      69,617.44
CLASS B-3 BASE PRINCIPAL DISTRIBUTION
     Class B-3 Note Principal Balance as of preceding Payment Date                              935,650.41
     Class B-3 Base Principal Distribution due                                                   59,432.95
     Class B-3 Base Principal Distribution paid                                                  59,432.95
                                                                                             -------------
       Class B-3 Base Principal Distribution remaining unpaid                                           --
       Class B-3 Note Principal Balance after distribution on Payment Date                      876,217.47
  REMAINING AVAILABLE FUNDS                                                                      10,184.49
INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                      10,184.49
OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
     Other Amounts Due Servicer under Servicing Agreement due                                           --
     Other Amounts Due Servicer under Servicing Agreement paid                                          --
                                                                                             -------------
     Other Amounts Due Servicer under Servicing Agreement remaining unpaid                              --
  REMAINING AVAILABLE FUNDS                                                                      10,184.49
AMOUNT PAYABLE TO RESIDUAL HOLDER                                                                10,184.49

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - NOTE BALANCE ROLLFORWARD
COLLECTION PERIOD ENDED JANUARY 1, 2002


                  Initial        Beginning         Base        Additional        Total          Ending         Ending
                 Principal       Principal       Principal      Principal      Principal       Principal    Certificate
  Class           Balance         Balance      Distribution   Distribution   Distribution       Balance        Factor
  -----           -------         -------      ------------   ------------   ------------       -------        ------
Class A-1      70,688,994.00              --             --             --             --              --    0.0000000
Class A-2      57,258,085.00              --             --             --             --              --    0.0000000
Class A-3      48,068,516.00              --             --             --             --              --    0.0000000
Class A-4      84,119,903.00   68,863,864.55   4,374,264.44             --   4,374,264.44   64,489,600.11    0.7666390
              --------------   -------------   ------------   ------------   ------------   -------------    ---------
 Total
  Class A     260,135,498.00   68,863,864.55   4,374,264.44             --   4,374,264.44   64,489,600.11    0.2479077
Class B-1       5,655,120.00    1,497,040.66      95,092.71             --      95,092.71    1,401,947.95    0.2479077
Class B-2       2,827,560.00      748,520.33      47,546.36             --      47,546.36      700,973.97    0.2479077
Class B-3       3,534,450.00      935,650.41      59,432.95             --      59,432.95      876,217.47    0.2479077
              --------------   -------------   ------------   ------------   ------------   -------------
  Total       272,152,628.00   72,045,075.95   4,576,336.46             --   4,576,336.46   67,468,739.50

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                 82,648,714.04
      ADCPB, end of Collection Period                                       78,072,377.59
                                                                            -------------
        Base Principal Amount                                                4,576,336.46

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period        4,861,121.06
      Servicing Advances collected during the current Collection Period      4,822,661.46
                                                                            -------------
        Unreimbursed Servicing Advances as of current Determination Date        38,459.60

CALCULATION OF INTEREST DUE

                 Beginning                   Current                    Total
                 Principal      Interest     Interest      Overdue     Interest
  Class           Balance         Rate         Due        Interest        Due
  -----           -------         ----         ---        --------        ---
Class A-1                 --     4.9670%            --          --            --
Class A-2                 --     5.4500%            --          --            --
Class A-3                 --     5.5400%            --          --            --
Class A-4      68,863,864.55     5.7300%    328,824.95          --    328,824.95
Class B-1       1,497,040.66     6.6100%      8,246.20          --      8,246.20
Class B-2         748,520.33     9.9900%      6,231.43          --      6,231.43
Class B-3         935,650.41     6.3280%      4,934.00          --      4,934.00
                 -----------     ------     ----------    --------    ----------
               72,045,075.95     5.8003%    348,236.58          --    348,236.58

CALCULATION OF PRINCIPAL DUE

                       Base            Base                             Total
                    Principal        Principal        Overdue         Principal
  Class            Amount Pct.        Amount         Principal           Due
  -----            -----------        ------         ---------           ---
Class A               95.584%      4,374,264.44             --      4,374,264.44
Class B-1              2.078%         95,092.71             --         95,092.71
Class B-2              1.039%         47,546.36             --         47,546.36
Class B-3              1.299%         59,432.95             --         59,432.95
                                   ------------      ---------      ------------
                                   4,576,336.46             --      4,576,336.46

CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                          82,648,714.04
      Servicer Fee Rate                                                                       0.500%
      One-twelfth                                                                              1/12
                                                                                     --------------
      Servicer Fee due current period                                                     34,436.96
      Prior Servicer Fee arrearage                                                               --
                                                                                     --------------
      Servicer Fee due                                                                    34,436.96

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002


CALCULATION OF PREMIUM AMOUNT
      Class A Principal Amount as of the immediately preceding Collection Period      68,863,864.55
      Premium Rate                                                                            0.175%
      One-twelfth                                                                              1/12
                                                                                     --------------
      Premium Amount due Current Period                                                   10,042.65
      Prior Premium Amount arrearage                                                             --
                                                                                     --------------
        Total Premium Amount due                                                          10,042.65

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                               416.67
      Prior Indenture Trustee Fee arrearage                                                      --
                                                                                     --------------
      Total Indenture Trustee Fee due                                                        416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                             --
      Prior Indenture Trustee Expenses arrearage                                                 --
                                                                                     --------------
      Total Indenture Trustee Expenses due                                                       --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                      --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                     --
                                                                                     --------------
      Total Other Amounts Due Servicer under Servicing Agreement                                 --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


RESTRICTING EVENT DETERMINATION:

                                                                        Yes/No
                                                                        ------
     A) Event of Servicer Termination (Yes/No)                            No
     B) Note Insuer has Made a Payment (Yes/No)                           No
     C) Gross Charge Off Event has Occurred (Yes/No)                      No
     D) Delinquency Trigger Event has Occurred (Yes/No)                   No

EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                        Yes/No
                                                                        ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest requried to be made under the terms of
      such Notes or the Indenture when due; and,                          No

     B) Failure to distribute to the Noteholders (x) on
      any Payment Date, an amount equal to the principal due on the
      Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection
      Account of (y) on the Class A-1 Maturity Date, the Class A-2
      Maturity Date, the Class A-3 Maturity Date,the Class A-4
      Maturity Date, the Class B-1 Maturity Date, the Class B-2
      Maturity Date, or the Class B-3 Maturity Date, as the case may be, on any remaining principal owed on the outstanding
      Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4
      Notes, Class B-1 Notes, Class B-2 Notes, or Class B-3 Notes,
      as the case may be.                                                 No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                           Event                           Yes/No
      -------                           -----                           ------
     6.01(i)       Failue to make payment requried                        No
     6.01(ii)      Failue to submit Monthly Statement                     No
     6.01(iii)     Failure to Observe Covenants in Servicing
                    Agreement                                             No
     6.01(iv)      Servicer consents to appointment of custodian,
                    receiver, etc.                                        No
     6.01(v)       Servicer files a volunatry petition for
                    bankruptcy                                            No
     6.01(vi)      Petition under bankruptcy laws against Servicer
                    is not stayed, withdrawn or dimissed
                    within 60 days                                        No
     6.01(vii)     Assignment by Servicer to a delegate its rights
                    under Servicing Agreement                             No
     6.01(viii)    Servicer Trigger Event as contained in the
                    Insurance Agreement has occurred.                     No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER ACCOUNT CALCULATIONS
COLLECTION PERIOD ENDED JANUARY 1, 2002


Gross Charge Event Calculation:

                                                                         Result
                                                                         ------
     Gross Charge Off Ratio Current Period                               -0.50%
     Gross Charge Off Ratio Prior Period                                 -1.33%
     Gross Charge Off Ratio Second Prior Period                          -0.81%
                                                                         -----
       Average of Gross Charge Off Ratio for Three Periods               -0.88%
     Maximum Allowed                                                      2.50%

     Gross Charge Off Ratio:

                                                                                            Gross
                                                                                          Charge Off
                               ADCPB of                                                     Ratio:
                            All Defaulted      Less                       End of Month    Charge Offs/
                              Contracts     Recoveries     Charge Offs        ADCPB         ADCPB
                              ---------     ----------     -----------        -----         -----
     Current Period                0.00      32,337.87     -32,337.87     78,072,377.59     -0.50%
     Prior Period             17,838.87     109,521.81     -91,682.94     82,648,714.04     -1.33%
     Second Prior Period      73,603.65     132,325.50     -58,721.85     86,769,905.73     -0.81%

Delinquency Event Calculation:

                                                                          Results
                                                                          -------
     Delinquency Trigger Ratio Current Period                              7.87%
     Delinquency Trigger Ratio Prior Period                                7.69%
     Delinquency Trigger Ratio Second Prior Period                         6.86%
                                                                           ----
     Average of Delinquency Trigger Ratios                                 7.47%
     Maximum Allowed                                                       7.50%

     Delinquency Trigger Ratio:

                                      A                    B               A/B
                                      -                    -               ---
                                   ADCPB of            ADCPB of        Delinquency
                              Contract > 30 Days     All Contracts       Trigger
                                   Past Due         As of Month-End       Ratio:
                                   --------         ---------------       ------
     Current Period              6,146,183.90        78,083,154.09        7.87%
     Prior Period                6,352,158.50        82,648,714.04        7.69%
     Second Prior Period         5,952,001.15        86,765,273.82        6.86%

                                     ADCPB         Delinquency Ratio
                                     -----         -----------------
     Current                       71,936,970                92.13%
     31-60 Days Past Due            3,210,224                 4.11%
     61-90 Days Past Due            1,270,400                 1.63%
     91+ Days Past Due              1,665,559                 2.13%
                                   ----------               ------
     TOTAL                         78,083,154               100.00%

Substitution Limits

     ADCPB as of Cut-Off Date                                     226,204,781.43
     ADCPB added during Prefunding period                          56,551,485.09
                                                                  --------------
     Total Initial ADCPB                                          282,756,266.53
     Maximum Substitution (10% of Initial)                         28,275,626.65

     Prior month Cumulative ADCPB Substituted                      23,650,738.31
     Current month ADCPB Substituted                                1,356,057.75
                                                                  --------------
     Cumulative ADCPB Substituted                                  25,006,796.06

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED JANUARY 1, 2002


Available Amount to Note Holders:                                                          4,140,241.41
Reserve Account balance, beginning                                                           153,349.88

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)    Aggregate of:
          (a) Unreimbursed Servicer Advances                                                  31,697.93
          (b) Servicer Fees from current and prior Collection Period                          35,183.78
          (c) Servicing Charges inadvertantly deposited in Collection Account                        --
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)     Class A-1 through A-4 Note Interest on a pari passu basis:
          Class A-1 Note Interest                                                                    --
          Class A-2 Note Interest                                                                    --
          Class A-3 Note Interest                                                              4,135.08
          Class A-4 Note Interest                                                            360,555.57
(vii)    Class B Note Interest                                                                53,547.81
(viii)   Class C Note Interest                                                                39,911.72
(ix)     Class D Note Interest                                                                12,183.97

(x)      Class A Base Principal Distribution Amount
          Class A-1 Principal Distribution Amount                                                    --
          Class A-2 Principal Distribution Amount                                                    --
          Class A-3 Principal Distribution Amount                                            740,612.07
          Class A-4 Principal Distribution Amount                                          2,249,983.85
(xi)     Class B Base Principal Distribution Amount                                          282,647.78
(xii)    Class C Base Principal Distribution Amount                                          191,471.08
(xiii)   Class D Base Principal Distribution Amount                                           45,588.35
(xv)     Class E Note Interest                                                                 9,007.36
(xvi)    Class E Principal Distribution Amount                                                49,235.42
(xviii)  Reserve Account Reimbursement/(Withdrawal)                                           34,062.95
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)     Remaining Amount to Residual Holder                                                         --


Reserve Account balance, ending                                                              187,412.83

Disbursements from Reserve Account:
         Interest earned on Reserve Account to Residual Holder                                       --

         Reviewed By:



         -----------------------------------------------------------------------
         JOEL CAPPON
         CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE


"*The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 2001                                        488,435.07
     Add: Investment earnings on amounts in Collection Account                                    1,563.53
     Add: Payments due Collection Account from last 3 business days of Collection Period        959,014.44
     Less: Amounts inadvertantly deposited into collection account                                      --
     Add: Additional contribution for terminated trade-ups and rebooked leases                          --
     Add: Servicer Advance on current Determination Date                                      2,691,228.37
                                                                                             -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                          4,140,241.41
     Reserve Account balance                                                                    153,349.88
                                                                                             -------------
     TOTAL AVAILABLE FUNDS                                                                    4,293,591.29

Initial Unpaid Amounts inadvertantly deposited in Collection Account                                    --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,293,591.29

Indemnity Payments paid inadvertantly deposited in Collection Account                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,293,591.29

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                          31,697.93
     Unreimbursed Servicer Advances paid                                                         31,697.93
                                                                                             -------------
       Unreimbursed Servicer Advances remaining unpaid                                                  --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,261,893.36

SERVICER FEES
     Servicer Fees due                                                                           35,183.78
     Servicer Fees paid                                                                          35,183.78
                                                                                             -------------
       Servicer Fees remaining unpaid                                                                   --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,226,709.57

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                          --
                                                                                             -------------
REMAINING AVAILABLE FUNDS                                                                     4,226,709.57

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                      416.67
     Indenture Trustee Fee paid                                                                     416.67
                                                                                             -------------
       Indenture Trustee Fee remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   4,226,292.91

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                               --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                          75,000.00
                                                                                             -------------
     Total Indenture Trustee Expenses paid                                                              --
                                                                                             -------------
       Indenture Trustee Expenses unpaid                                                                --
  REMAINING AVAILABLE FUNDS                                                                   4,226,292.91

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                            --
     Class A-2 Note Interest                                                                            --
     Class A-3 Note Interest                                                                      4,135.08
     Class A-4 Note Interest                                                                    360,555.57
       Total Class A Interest due                                                               364,690.65
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,861,602.25

CLASS B NOTE INTEREST
     Class B Note Interest due                                                                   53,547.81
     Class B Note Interest paid                                                                  53,547.81
                                                                                             -------------
       Class B Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,808,054.44

CLASS C NOTE INTEREST
     Class C Note Interest due                                                                   39,911.72
     Class C Note Interest paid                                                                  39,911.72
                                                                                             -------------
       Class C Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,768,142.72

CLASS D NOTE INTEREST
     Class D Note Interest due                                                                   12,183.97
     Class D Note Interest paid                                                                  12,183.97
                                                                                             -------------
       Class D Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                   3,755,958.75

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                           2,918,821.61
     Class A Note Principal Balance as of preceding Payment Date                             62,727,243.07
                                                                                             -------------
     Class A Base Principal Distribution Amount paid                                          2,918,821.61
                                                                                             -------------
       Class A Base Principal Distribution Amount remaining unpaid                                      --
     Class A-1 Note Principal Balance as of preceding Payment Date                                      --
     Class A-1 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-1 Note Principal Balance after distribution                                              --
                                                                                             -------------
     Remaining Class A Base Principal Distribution Amount                                     2,918,821.61
                                                                                             -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                      --
     Class A-2 Base Principal Distribution Amount paid                                                  --
                                                                                             -------------
       Class A-2 Note Principal Balance after distribution                                              --
     Remaining Class A Base Principal Distribution Amount                                     2,918,821.61
                                                                                             -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                              740,612.07
     Class A-3 Base Principal Distribution Amount paid                                          740,612.07
                                                                                             -------------
       Class A-3 Note Principal Balance after distribution                                              --
     Remaining Class A Base Principal Distribution Amount                                     2,178,209.55
                                                                                             -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                           61,986,631.00
     Class A-4 Base Principal Distribution Amount paid                                        2,178,209.55
                                                                                             -------------
       Class A-4 Note Principal Balance after distribution                                   59,808,421.45
  REMAINING AVAILABLE FUNDS                                                                     837,137.13

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                              8,826,562.13
     Class B Base Principal Distribution due                                                    275,864.24
     Class B Base Principal Distribution paid                                                   275,864.24
                                                                                             -------------
       Class B Base Principal Distribution remaining unpaid                                             --
       Class B Note Principal Balance after distribution on Payment Date                      8,550,697.89
  REMAINING AVAILABLE FUNDS                                                                     561,272.90

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                              5,979,284.12
     Class C Base Principal Distribution due                                                    186,875.77
     Class C Base Principal Distribution paid                                                   186,875.77
                                                                                             -------------
       Class C Base Principal Distribution remaining unpaid                                             --
       Class C Note Principal Balance after distribution on Payment Date                      5,792,408.34
  REMAINING AVAILABLE FUNDS                                                                     374,397.12

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                              1,423,638.50
     Class D Base Principal Distribution due                                                     44,494.23
     Class D Base Principal Distribution paid                                                    44,494.23
                                                                                             -------------
       Class D Base Principal Distribution remaining unpaid                                             --
       Class D Note Principal Balance after distribution on Payment Date                      1,379,144.27
  REMAINING AVAILABLE FUNDS                                                                     329,902.89

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                              --
     Class A-1 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-1 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     329,902.89
                                                                                             -------------
     Class A-2 Note Principal Balance after Base Principal                                              --
     Class A-2 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-2 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     329,902.89
                                                                                             -------------
     Class A-3 Note Principal Balance after Base Principal                                              --
     Class A-3 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-3 Note Principal Balance after Reallocation                                              --
  Remaining Available Funds                                                                     329,902.89
                                                                                             -------------
     Class A-4 Note Principal Balance after Base Principal                                   59,808,421.45
     Class A-4 Reallocated Principal Distribution                                                       --
                                                                                             -------------
       Class A-4 Note Principal Balance after Reallocation                                   59,808,421.45
  REMAINING AVAILABLE FUNDS                                                                     329,902.89

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                      8,550,697.89
     Class B Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class B Note Principal Balance after Reallocation                                      8,550,697.89
  REMAINING AVAILABLE FUNDS                                                                     329,902.89

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                      5,792,408.34
     Class C Reallocated Principal Distribution paid                                                    --
                                                                                             -------------
       Class C Note Principal Balance after Reallocation                                      5,792,408.34
  REMAINING AVAILABLE FUNDS                                                                     329,902.89

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                      1,379,144.27
     Class D Reallocated Principal Distribution paid                                                    --
       Class D Note Principal Balance after Reallocation                                      1,379,144.27
  REMAINING AVAILABLE FUNDS                                                                     329,902.89

CLASS E NOTE INTEREST
     Class E Note Interest due                                                                    9,007.36
     Class E Note Interest paid                                                                   9,007.36
                                                                                             -------------
       Class E Note Interest remaining unpaid                                                           --
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                     320,895.53

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                              1,537,530.14
     Class E Base Principal Distribution due                                                     48,053.77
     Class E Base Principal Distribution paid                                                    48,053.77
                                                                                             -------------
       Class E Base Principal Distribution remaining unpaid                                             --
       Class E Note Principal Balance after distribution on Payment Date                      1,489,476.37
  REMAINING AVAILABLE FUNDS                                                                     272,841.76

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                      1,489,476.37
     Class E Reallocated Principal Distribution paid                                                    --
       Class E Note Principal Balance after Reallocation                                      1,489,476.37
  REMAINING AVAILABLE FUNDS                                                                     272,841.76

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                       --
     Class A-1 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-1 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     272,841.76
                                                                                             -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                       --
     Class A-2 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-2 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     272,841.76
                                                                                             -------------
     Class A-3 Note Principal Balance after Reallocated Principal                                       --
     Class A-3 Supplemental Principal Distribution                                                      --
                                                                                             -------------
       Class A-3 Note Principal Balance after Supplemental                                              --
  Remaining Available Funds                                                                     272,841.76
                                                                                             -------------
     Class A-4 Note Principal Balance after Reallocated Principal                            59,808,421.45
     Class A-4 Supplemental Principal Distribution                                               71,774.30
                                                                                             -------------
       Class A-4 Note Principal Balance after Supplemental                                   59,736,647.15
  REMAINING AVAILABLE FUNDS                                                                     201,067.45

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                               8,550,697.89
     Class B Supplemental Principal Distribution paid                                             6,783.55
                                                                                             -------------
       Class B Note Principal Balance after Supplemental                                      8,543,914.34
  REMAINING AVAILABLE FUNDS                                                                     194,283.91

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                               5,792,408.34
     Class C Supplemental Principal Distribution paid                                             4,595.31
                                                                                             -------------
       Class C Note Principal Balance after Supplemental                                      5,787,813.04
  REMAINING AVAILABLE FUNDS                                                                     189,688.60

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                               1,379,144.27
     Class D Supplemental Principal Distribution paid                                             1,094.12
                                                                                             -------------
       Class D Note Principal Balance after Supplemental                                      1,378,050.15
  REMAINING AVAILABLE FUNDS                                                                     188,594.48

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                               1,489,476.37
     Class E Supplemental Principal Distribution paid                                             1,181.65
                                                                                             -------------
       Class E Note Principal Balance after Supplemental                                      1,488,294.72
  REMAINING AVAILABLE FUNDS                                                                     187,412.83

RESERVE FUND
     Required Reserve Fund Amount                                                             1,751,034.78
     Reserve Account Balance, Ending                                                            187,412.83
     Reserve Account Deposit/(Withdrawal)                                                        34,062.95
                                                                                             -------------
  REMAINING AVAILABLE FUNDS                                                                             --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                        --
     Remaining Indenture Trustee Expenses paid                                                          --
                                                                                             -------------
       Remaining Indenture Trustee Expenses unpaid                                                      --
  REMAINING AVAILABLE FUNDS                                                                             --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                              --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                       84,441,081.04
      ADCPB, end of Collection Period                                             80,881,542.49
                                                                                 --------------
        Base Principal Amount                                                      3,559,538.55

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period              3,082,973.58
      Servicing Advances collected during the current Collection Period            3,051,275.65
                                                                                 --------------
        Unreimbursed Servicing Advances as of current Determination Date              31,697.93


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                      84,441,081.04
      Servicer Fee Rate                                                                   0.500%
      One-twelfth                                                                          1/12
                                                                                 --------------
      Servicer Fee due current period                                                 35,183.78
      Prior Servicer Fee arrearage                                                           --
                                                                                 --------------
      Servicer Fee due                                                                35,183.78


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                           416.67
      Prior Indenture Trustee Fee arrearage                                                  --
                                                                                 --------------
      Total Indenture Trustee Fee due                                                    416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                         --
      Prior Indenture Trustee Expenses arrearage                                             --
                                                                                 --------------
      Total Indenture Trustee Expenses due                                                   --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                  --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                 --
                                                                                 --------------
      Total Other Amounts Due Servicer under Servicing Agreement                             --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

      Current                                   77,496,676.67             95.81%
        31 - 60 days past due                    1,534,392.30              1.90%
        61 - 90 days past due                      802,202.88              0.99%
        91+ days past due                        1,056,148.75              1.31%
                                                -------------
                                                80,889,420.59

GROSS CHARGE OFF

      ADCPB of All Defaulted Contracts                                   419.39
      Less Recoveries                                                  9,799.44
                                                                  -------------
      Total Charge Offs for the period                                (9,380.05)

      End of Month ADCPB                                          80,881,542.49
      Gross Charge Off Ratio (Total Charge Offs/ADCPB)                    -0.01%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                 Beginning
                  Initial        of Period     Interest                   Interest
   Class          Balance          Balance        Rate    Interest Due      Paid
-----------------------------------------------------------------------------------
    A-1        30,818,212.00            0.00     5.855%          0.00          0.00
    A-2        31,956,385.00            0.00     6.460%          0.00          0.00
    A-3        18,823,624.00      740,612.07     6.700%      4,135.08      4,135.08
    A-4        61,986,631.00   61,986,631.00     6.980%    360,555.57    360,555.57
-----------------------------------------------------------------------------------
  Class A     143,584,852.00   62,727,243.07      6.98%    364,690.65    364,690.65
-----------------------------------------------------------------------------------
     B         13,570,520.00    8,826,562.13     7.280%     53,547.81     53,547.81
     C          9,192,933.00    5,979,284.12     8.010%     39,911.72     39,911.72
     D          2,188,793.00    1,423,638.50    10.270%     12,183.97     12,183.97
     E          2,363,897.00    1,537,530.14     7.030%      9,007.36      9,007.36
-----------------------------------------------------------------------------------
Total Notes   170,900,995.00   80,494,257.96      7.15%    479,341.52    479,341.52
-----------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                Beginning       (Monthly)    (Reallocated)   (Supplemental)       Total           End           Ending
                of Period       Principal      Principal       Principal        Principal      of Period     Certificate
   Class         Balance          Paid           Paid             Paid            Paid          Balance         Factor
------------------------------------------------------------------------------------------------------------------------
    A-1                0.00           0.00       0.00               0.00              0.00            0.00    0.0000000
    A-2                0.00           0.00       0.00               0.00              0.00            0.00    0.0000000
    A-3          740,612.07     740,612.07       0.00               0.00        740,612.07            0.00    0.0000000
    A-4       61,986,631.00   2,178,209.55       0.00          71,774.30      2,249,983.85   59,736,647.15    0.9637021
----------------------------------------------------------------------------------------------------------
  Class A     62,727,243.07   2,918,821.61       0.00          71,774.30      2,990,595.92   59,736,647.15
----------------------------------------------------------------------------------------------------------
     B         8,826,562.13     275,864.24       0.00           6,783.55        282,647.78    8,543,914.34    0.6295937
     C         5,979,284.12     186,875.77       0.00           4,595.31        191,471.08    5,787,813.04    0.6295937
     D         1,423,638.50      44,494.23       0.00           1,094.12         45,588.35    1,378,050.15    0.6295936
     E         1,537,530.14      48,053.77       0.00           1,181.65         49,235.42    1,488,294.72    0.6295937
----------------------------------------------------------------------------------------------------------
Total Notes   80,494,257.96   3,474,109.63       0.00          85,428.93      3,559,538.55   76,934,719.41
----------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2002


PRINCIPAL PAYMENT CALCULATION

                       Investor      Investor       Investor                    Supplemental
         (defined)      Monthly     Reallocated   Supplemental       Total       Percentage
           Class       Principal     Principal     Principal       Principal    of Principal
Class   Percentage       Amount        Amount        Amount          Amount      Allocated
--------------------------------------------------------------------------------------------
  A        82.00%    2,918,821.61       0.00       71,774.30     2,990,595.92        84.02%
  B         7.75%      275,864.24       0.00        6,783.55       282,647.78         7.94%
  C         5.25%      186,875.77       0.00        4,595.31       191,471.08         5.38%
  D         1.25%       44,494.23       0.00        1,094.12        45,588.35         1.28%
  E         1.35%       48,053.77       0.00        1,181.65        49,235.42         1.38%
--------------------------------------------------------------------------------------------
                     3,474,109.63       0.00       85,428.93     3,559,538.55       100.00%
--------------------------------------------------------------------------------------------


FLOOR CALCULATION

             Class      Floor Hit?         Floored
Class       Floors        (Y/N)          Prin Amount
----------------------------------------------------
  A                                              N/A
  B            --            No           275,864.24
  C            --            No           186,875.77
  D            --            No            44,494.23
  E            --            No            48,053.77
----------------------------------------------------


(Retained) Certificate Balance                    3,946,823.08
Initial OC Percentage                                    2.40%

Overcollateralization Balance (prior)                              3,946,823.08
Overcollateralization Balance (current)                            3,946,823.08
Unfunded Loss Amount                                                       0.00
Cumulative Loss Amount                                                     0.00
Available Funds+Collection Account-Servicing                       4,226,292.91

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 1999-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                      Yes/No
                                                                                      ------
     A) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under the terms of such Notes or
      the Indenture when due; and,                                                      No

     B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date,
      the Class A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4
      Maturity Date, the Class B Maturity Date, the Class C Maturity Date, the
      Class D Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2
      Notes, Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes,
      Class D Notes, or Class E Notes, as the case may be.                              No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

      Section                                 Event                                   Yes/No
      -------                                 -----                                   ------
     6.01(i)      Failure to make payment, deposit, transfer, or
                   delivery required                                                    No
     6.01(ii)     Failure to submit Monthly Statement                                   No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                   No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.         No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                    No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed,
                   withdrawn or dismissed within 60 days                                No
     6.01(vii)    Assignment by Servicer to a delegate its rights under
                   Servicing Agreement                                                  No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2002


Available Funds                                                                                     $3,896,833.19
Deposit from Reserve Account                                                                        $   32,899.22
                                                                                                    -------------
Total Available Amount to Note Holders:                                                             $3,929,732.41

Disbursements from Collection Account: Section 3.05 of the Indenture

(i)   Initial Unpaid Amounts or servicing charges inadvertently deposited in Collection Account     $        0.00
(ii)  Indemnity Payments paid inadvertently deposited in Collection Account                         $        0.00
(iii) Aggregate of:
         (a) Unreimbursed Servicer Advances (Other than current Collection Period)                  $  111,888.32
         (b) Servicer Fees from current and prior Collection Period                                 $   65,497.74
(iv)  Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees                   $      416.67
(v)   Reimbursable Trustee Expenses: Section 7.07(a)(ii)                                            $        0.00

(vi)  Class A-1 through A-2 Note Interest on a pari passu basis:
         Class A-1 Note Interest                                                                    $  278,785.93
         Class A-2 Note Interest                                                                    $  644,910.00
(vii) Class B Note Interest                                                                         $   85,656.41

(viii)Class A Base Principal Distribution Amount
         Class A-1 Principal Distribution Amount                                                    $2,421,138.67
         Class A-2 Principal Distribution Amount                                                    $        0.00
(ix)  Class B Base Principal Distribution Amount                                                    $  194,894.47
(x)   Supplemental Interest Reserve Account addition amount                                         $  126,544.21
(xi)  Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)                 $        0.00
(xii) Excess to Trust Certificate Holder                                                            $        0.00


              Reviewed By:



              -----------------------------------------------
              Joel Cappon
              Controller, American Express Business Finance

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 2001                                 1,467,629.35
     Investment earnings on amounts in Collection Account                                    2,935.00
     Payments due Collection Account from last 3 business days of Collection Period        971,157.74
     Servicer Advance on current Determination Date                                      1,455,111.10
     Additional Contribution for loss on termination                                             0.00
     Deposit from Reserve Account                                                           32,899.22
     Deposit from Letter of Credit Account                                                       0.00
     AVAILABLE FUNDS ON PAYMENT DATE                                                     3,929,732.41

Initial Unpaid Amounts inadvertently deposited in Collection Account                             0.00
   REMAINING AVAILABLE FUNDS                                                             3,929,732.41

Indemnity Payments paid inadvertently deposited in Collection Account                            0.00
   REMAINING AVAILABLE FUNDS                                                             3,929,732.41

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                    111,888.32
     Unreimbursed Servicer Advances paid                                                   111,888.32
                                                                                        -------------
        Unreimbursed Servicer Advances remaining unpaid                                          0.00
   REMAINING AVAILABLE FUNDS                                                             3,817,844.09

SERVICER FEES
     Servicer Fees due                                                                      65,497.74
     Servicer Fees paid                                                                     65,497.74
                                                                                        -------------
        Servicer Fees remaining unpaid                                                           0.00
   REMAINING AVAILABLE FUNDS                                                             3,752,346.35

SERVICER CHARGES INADVERTENTLY DEPOSITED IN COLLECTION ACCOUNT                                   0.00
   REMAINING AVAILABLE FUNDS                                                             3,752,346.35

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                 416.67
     Indenture Trustee Fee paid                                                                416.67
                                                                                        -------------
        Indenture Trustee Fee remaining unpaid                                                   0.00
   REMAINING AVAILABLE FUNDS                                                             3,751,929.68

REIMBURSABLE TRUSTEE EXPENSES PER SECTION 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                        0.00
     Cap on Indenture Trustee Expenses per section 7.07(a)(ii)                              75,000.00
     Total Indenture Trustee Expenses paid                                                       0.00
                                                                                        -------------
        Indenture Trustee Expenses unpaid                                                        0.00
   REMAINING AVAILABLE FUNDS                                                             3,751,929.68

CLASS A-1 THROUGH A-2 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest due                                                           278,785.93
     Class A-1 Note Interest paid                                                          278,785.93
                                                                                        -------------
        Class A-1 Interest remaining unpaid                                                      0.00
     Class A-2 Note Interest due                                                           644,910.00
     Class A-2 Note Interest paid                                                          644,910.00
                                                                                        -------------

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


        Class A-2 Interest remaining unpaid                                                      0.00
   REMAINING AVAILABLE FUNDS                                                             2,828,233.76

CLASS B NOTE INTEREST
     Class B Note Interest due                                                              85,656.41
     Class B Note Interest paid                                                             85,656.41
                                                                                        -------------
        Class B Note Interest remaining unpaid                                                   0.00
   REMAINING AVAILABLE FUNDS                                                             2,742,577.35


CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance as of preceding Payment Date                      44,665,302.02
     Class A-1 Base Principal Distribution due                                           2,421,138.67
     Class A-1 Base Principal Distribution Amount paid                                   2,421,138.67
                                                                                        -------------
        Class A-1 Base Principal Distribution remaining unpaid                                   0.00
        Class A-1 Note Principal Balance after distribution on Payment Date             42,244,163.35

     Class A-2 Note Principal Balance as of preceding Payment Date                      99,600,000.00
     Class A-2 Base Principal Distribution due                                                   0.00
     Class A-2 Base Principal Distribution Amount paid                                           0.00
                                                                                        -------------
        Class A-2 Base Principal Distribution remaining unpaid                                   0.00
        Class A-2 Note Principal Balance after distribution on Payment Date             99,600,000.00
   REMAINING AVAILABLE FUNDS                                                               321,438.68

CLASS B BASE PRINCIPAL DISTRIBUTION (BEGINNING JUNE 2001)
     Class B Note Principal Balance as of preceding Payment Date                        12,929,268.92
     Class B Base Principal Distribution due                                               194,894.47
     Class B Base Principal Distribution paid                                              194,894.47
                                                                                        -------------
        Class B Base Principal Distribution remaining unpaid                                     0.00
        Class B Note Principal Balance after distribution on Payment Date               12,734,374.45
   REMAINING AVAILABLE FUNDS                                                               126,544.21

SUPPLEMENTAL INTEREST RESERVE ACCOUNT
     Supplemental Interest Reserve Account Addition                                        126,544.21
   REMAINING AVAILABLE FUNDS                                                                     0.00

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                 0.00
     Remaining Indenture Trustee Expenses paid                                                   0.00
                                                                                        -------------
        Remaining Indenture Trustee Expenses unpaid                                              0.00
   REMAINING AVAILABLE FUNDS                                                                     0.00

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                       0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - CREDIT ENHANCEMENT
COLLECTION PERIOD ENDED JANUARY 1, 2002


RESERVE ACCOUNT: SECTION 3.04(a)
      Initial Reserve Account Balance                                                         2,151,162.01
      Plus: Earnings for Collection Period per Section 3.04(b)                                    3,985.61
      Less: Withdrawal per Section 3.04(c)                                                       32,899.22
         Ending Reserve Account Balance                                                       2,122,248.40


LETTER OF CREDIT ACCOUNT: SECTION 3.08(a)
      Initial Letter of Credit Account Balance                                                          --
      Plus: Earnings for Collection Period                                                              --
      Plus: Additions from draws under Section 3.08(b)                                                  --
      Less: Withdrawal pursuant to Section 3.08(c), To Collection Account                               --
         Ending Letter of Credit Account Balance                                                        --


SUPPLEMENTAL INTEREST RESERVE ACCOUNT: SECTION 3.09(b)
      Available Amounts for Related Collection Period less: Items 3.05(i) through (ix)          126,544.21
      Supplemental Interest Reserve Account Addition (Up to Supplemental Interest               126,544.21
         Required Amount)
      Supplemental Interest Reserve Account Distribution to Collection Account                          --


      Supplemental Interest Reserve Required Amount calculation
      Beginning Balance                                                                         898,703.59
      Plus: Additions (Up to 1% of Initial ADCPB)                                               126,544.21
      Plus: Earnings for Collection Period                                                        1,623.09
      Less: Required Distributions, To Collection Account                                               --
         Ending Supplemental Interest Reserve Account Balance                                 1,026,870.89

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002

CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                                 157,194,570.94
      ADCPB, end of Collection Period                                                       154,578,537.80
                                                                                           ---------------
         Base Principal Amount                                                                2,616,033.14

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period                         1,766,091.61
      Servicing Advances collected during the current Collection Period                       1,654,203.29
                                                                                           ---------------
         Unreimbursed Servicing Advances as of current Determination Date                       111,888.32


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                                157,194,570.94
      Servicer Fee Rate                                                                              0.500%
      One-twelfth                                                                                     1/12
                                                                                           ---------------
      Servicer Fee due current period                                                            65,497.74
      Prior Servicer Fee arrearage                                                                      --
                                                                                           ---------------
      Servicer Fee due                                                                           65,497.74


INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                                      416.67
      Prior Indenture Trustee Fee arrearage                                                           0.00
                                                                                           ---------------
      Total Indenture Trustee Fee due                                                               416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                                  0.00
      Prior Indenture Trustee Expenses arrearage                                                      0.00
                                                                                           ---------------
      Total Indenture Trustee Expenses due                                                            0.00

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                           0.00
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                          0.00
                                                                                           ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                                      0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRINCIPAL & INTEREST CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                  Beginning                                             Total            Total
                Initial           of Period    Interest    Current       Overdue        Interest         Interest        Interest
     Class      Balance            Balance       Rate    Interest Due   Interest         Due              Paid           Shortfall
----------------------------------------------------------------------------------------------------------------------------------
      A-1       75,000,000.00   44,665,302.02   7.490%     278,785.93        0.00      278,785.93       278,785.93           0.00
      A-2       99,600,000.00   99,600,000.00   7.770%     644,910.00        0.00      644,910.00       644,910.00           0.00
----------------------------------------------------------------------------------------------------------------------------------
    Class A    174,600,000.00  144,265,302.02              923,695.93        0.00      923,695.93       923,695.93           0.00
----------------------------------------------------------------------------------------------------------------------------------
       B        14,052,729.00   12,929,268.92   7.950%      85,656.41        0.00       85,656.41        85,656.41           0.00
----------------------------------------------------------------------------------------------------------------------------------
  Total Notes  188,652,729.00  157,194,570.94            1,009,352.33        0.00    1,009,352.33     1,009,352.33           0.00
----------------------------------------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                      Beginning            Current                              End                  Ending
                      of Period           Principal         Principal        of Period            Certificate
     Class             Balance               Due              Paid            Balance                Factor
---------------------------------------------------------------------------------------------------------------
      A-1            44,665,302.02       2,421,138.67     2,421,138.67      42,244,163.35           0.56325551
      A-2            99,600,000.00               0.00             0.00      99,600,000.00           1.00000000
---------------------------------------------------------------------------------------------------------------
    Class A         144,265,302.02       2,421,138.67     2,421,138.67     141,844,163.35
---------------------------------------------------------------------------------------------------------------
       B             12,929,268.92         194,894.47       194,894.47      12,734,374.45           0.90618516
---------------------------------------------------------------------------------------------------------------
  Total Notes       157,194,570.94       2,616,033.14     2,616,033.14     154,578,537.80
---------------------------------------------------------------------------------------------------------------

                                       Beginning                         Base Principal        Principal
                    Principal          of Period           Overdue        Distribution           Payment
                     Percent            Balance           Principal          Amount              Amount
-----------------------------------------------------------------------------------------------------------
Class A              92.55%        144,265,302.02             0.00        2,421,138.67        2,421,138.67
Class B               7.45%         12,929,268.92             0.00          194,894.47          194,894.47
-----------------------------------------------------------------------------------------------------------



Base Principal Amount:                   2,616,033.14
Gross Charge Off Event?                            No
Available Funds less Fees:               3,751,929.68

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2002






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                                           Yes/No
                                                                                                                           ------
   a) Failure to distribute to the Noteholders all or part of any payment of Interest required to be made under
       the terms of such Notes or the Indenture when due; and,                                                               No
   b) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Outstanding Notes as of such Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class A-2 Maturity Date,
      the Class B Maturity Date, as the case may be, on any remaining principal owed on the outstanding
      Class A-1 Notes, Class A-2 Notes, Class B Notes, as the case may be.                                                   No
   c) Failure on the part of the Trust duly to observe or perform in any material respect any other
      Covenants or Agreements.                                                                                               No
   d) The Trust shall consent to the appointment of a Custodian, Receiver, Trustee, or Liquidator, etc.                      No
   e) The Trust shall file a voluntary petition in bankruptcy or a voluntary petition or answer seeking
      reorganization in a proceeding under any bankruptcy laws etc.                                                          No
   f) A petition against the Trust in a proceeding under applicable bank laws or other insolvency laws,
      No as now or hereafter in effect, shall be filled and shall be consented to by the Trust or shall
      not be stayed, withdrawn, or dismissed within 60 days thereafter, etc.                                                 No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                 Event                                                                                      Yes/No
       -------                 -----                                                                                      ------

      6.01(i)    Failure to make payment, deposit, transfer, or delivery required                                           No
      6.01(ii)   Failure to submit Monthly Statement                                                                        No
      6.01(iii)  Failure to Observe Covenants or Agreements in Transaction Documents                                        No
      6.01(iv)   Servicer consents to appointment of custodian, receiver, etc.                                              No
      6.01(v)    Servicer files a voluntary petition for bankruptcy                                                         No
      6.01(vi)   Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No
      6.01(vii)  Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002
** Amended 10-25-01



AGING DELINQUENCY STATISTICS - AS OF COLLECTION PERIOD END

       Current                                                                  152,209,815.83             98.47%
          31 - 60 days past due                                                   1,944,124.83              1.26%
          61 - 90 days past due                                                     424,597.15              0.27%
          91+ days past due                                                               0.00              0.00%
                                                                                --------------
                                                                                154,578,537.80


PUTBACK SUMMARY
        Defaults for Related Collection Period                                        32,899.22
          Total Defaulted Contracts                                                2,854,530.89
        Recoveries from Reserve Account for Current Period                            32,899.22
            Total Recoveries from Lessees                                            223,797.44
            Total Recoveries from Reserve Account                                  2,630,733.45
        Net Remaining Defaulted                                                            0.00
        Recoveries from Source Recourse (Up to Available Source Recourse)                  0.00
        Recoveries from Draw on Letter of Credit Account                                   0.00


10% LIMITED RECOURSE AMOUNT
        Beginning Amount available under 10% limited recourse                     19,238,909.32
        Beginning % available under 10% limited recourse                                10.0000%
        Current months buy backs under 10% limited recourse obligation                     0.00
        Cumulative amount bought back under 10% limited recourse obligation                0.00
        Cumulative % bought back under 10% limited recourse obligation                   0.0000%


LETTERS  OF CREDIT
        Beginning Value of the 2 Letters of Credit                                20,000,000.00
        Amount of step down in the Letters of Credit                                       0.00
        Ending Value of the 2 Letters of Credit                                   20,000,000.00


LETTER OF CREDIT DRAW EVENTS                                                                           (NO/YES)
                                                                                                       --------
        (i) Non Performance of Buy Back Obligation - Deposit full amount of both LOCs (No/Yes):           No

        (ii) Downgrade by Confirming bank - Deposit full amount of relevant LOC:
        Northern Trust Company (Downgraded below Aa/AA by Moodys
        and S&P respectively)                                                                             No
        Bank One (Downgraded below Aa/A by Moodys and S&P respectively)                                   No

        (iii) Non-Renewal of Letters of Credit for 364 days by issuing or confirming bank:                No
             Deposit full amount of relevant LOC:
        Draw on Letters of Credit?                                                                        No

        If a draw on the letters of credit, amount deposited in Letter of Credit Account                0.00

FIRST SIERRA HEALTHCARE EQUIPMENT CONTRACT TRUST 2000-1
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TRIGGER CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002
** Amended 10-25-01


GROSS CHARGE EVENT CALCULATION:                                                       Result
                                                                                      ------
       Defaulted Contracts Current Period                                                32,899
       Total Defaulted Contracts Prior Period                                         2,821,632
                                                                                    -----------
       Total ADCPB of all Defaulted Contracts                                         2,854,531
       Total Initial ADCPB                                                          188,652,729
                                                                                    -----------
          % Total Defaulted                                                                1.51%
       Maximum Allowed                                                                    10.00%

Gross Charge Off Event:                                                                                   No

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY **
COLLECTION PERIOD ENDED JANUARY 1, 2002


Available Amount to Note Holders:                                                         5,301,191.93
Reserve Account balance, beginning                                                                0.54

Disbursements from Collection Account: Section 3.05(a) of the Indenture

(i)      Initial Unpaid Amounts inadvertantly deposited in Collection Account                        --
(ii)     Indemnity Payments paid inadvertantly deposited in Collection Account                       --
(iii)    Aggregate of:
            (a) Unreimbursed Servicer Advances                                                15,456.60
            (b) Servicer Fees from current and prior Collection Period                        50,069.54
            (c) Servicing Charges inadvertantly deposited in Collection Account                      --
(iv)     Indenture Trustee Fee due on Payment Date and unpaid Indenture Trustee Fees             416.67
(v)      Reimbursable Trustee Expenses pre 7.07(a)(ii)                                               --

(vi)     Class A-1 through A-4 Note Interest on a pari passu basis:
            Class A-1 Note Interest                                                                  --
            Class A-2 Note Interest                                                                  --
            Class A-3 Note Interest                                                          306,653.62
            Class A-4 Note Interest                                                          210,522.36
(vii)    Class B Note Interest                                                               107,958.92
(viii)   Class C Note Interest                                                                68,360.09
(ix)     Class D Note Interest                                                                31,156.85

(x)      Class A Base Principal Distribution Amount
            Class A-1 Principal Distribution Amount                                                  --
            Class A-2 Principal Distribution Amount                                                  --
            Class A-3 Principal Distribution Amount                                        3,542,451.83
            Class A-4 Principal Distribution Amount                                                  --
(xi)     Class B Base Principal Distribution Amount                                          455,620.81
(xii)    Class C Base Principal Distribution Amount                                          273,372.49
(xiii)   Class D Base Principal Distribution Amount                                           91,124.17
(xv)     Class E Note Interest                                                                20,224.63
(xvi)    Class E Principal Distribution Amount                                                88,846.06
(xviii)  Reserve Account Reimbursement/(Withdrawal)                                           38,957.29
(xix)    Excess Indenture Trustee Expenses over those permitted by Section 7.07(a)(ii)               --
(xx)     Remaining Amount to Residual Holder                                                         --


Reserve Account balance, ending                                                               38,957.83

Disbursements from Reserve Account:
             Interest earned on Reserve Account to Residual Holder                                   --

             Reviewed By:



             -----------------------------------------------
             JOEL CAPPON
             CONTROLLER, AMERICAN EXPRESS BUSINESS FINANCE

** The Servicer is presently conducting an audit of Leases acquired from a single Source. Accordingly, this Monthly Statement is subject to revision after conclusion of such audit. We anticipate that such audit will be substantially complete in the near future.

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


AVAILABLE FUNDS
     Collection Account balance, as of December 31, 2001                                   784,853.13
     Investment earnings on amounts in Collection Account                                    2,128.63
     Payments due Collection Account from last 3 business days of Collection Period        102,421.06
     Amounts inadvertantly deposited into collection account                                  (270.80)
     Additional contribution for terminated trade-ups and rebooked leases                    8,518.28
     Servicer Advance on current Determination Date                                      4,403,541.63
                                                                                        -------------
     AVAILABLE FUNDS ON PAYMENT DATE                                                     5,301,191.93
     Reserve Account balance                                                                     0.54
                                                                                        -------------
     TOTAL AVAILABLE FUNDS                                                               5,301,192.47

Initial Unpaid Amounts inadvertantly deposited in Collection Account                               --
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                             5,301,192.47

Indemnity Payments paid inadvertantly deposited in Collection Account                              --
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                             5,301,192.47

UNREIMBURSED SERVICER ADVANCES
     Unreimbursed Servicer Advances due                                                     15,456.60
     Unreimbursed Servicer Advances paid                                                    15,456.60
                                                                                        -------------
        Unreimbursed Servicer Advances remaining unpaid                                            --
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                             5,285,735.87

SERVICER FEES
     Servicer Fees due                                                                      50,069.54
     Servicer Fees paid                                                                     50,069.54
                                                                                        -------------
        Servicer Fees remaining unpaid                                                             --
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                             5,235,666.33

SERVICER CHARGES INADVERTANTLY DEPOSITED IN COLLECTION ACCOUNT                                     --
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                             5,235,666.33

INDENTURE TRUSTEE FEE DUE ON PAYMENT DATE AND UNPAID INDENTURE TRUSTEE FEES
     Indenture Trustee Fee due                                                                 416.67
     Indenture Trustee Fee paid                                                                416.67
                                                                                        -------------
        Indenture Trustee Fee remaining unpaid                                                     --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                5,235,249.66

REIMBURSABLE TRUSTEE EXPENSES PER 7.07(a)(ii)
     Total Indenture Trustee Expenses due                                                          --
     Cap on Indenture Trustee Expenses per 7.07 (a)(ii)                                     75,000.00
                                                                                        -------------
     Total Indenture Trustee Expenses paid                                                         --
                                                                                        -------------
        Indenture Trustee Expenses unpaid                                                          --
   REMAINING AVAILABLE FUNDS                                                             5,235,249.66

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


CLASS A-1 THROUGH A-4 NOTE INTEREST ON A PARI PASSU BASIS:
     Class A-1 Note Interest                                                                       --
     Class A-2 Note Interest                                                                       --
     Class A-3 Note Interest                                                               306,653.62
     Class A-4 Note Interest                                                               210,522.36
        Total Class A Interest due                                                         517,175.98
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                             4,718,073.68

CLASS B NOTE INTEREST
     Class B Note Interest due                                                             107,958.92
     Class B Note Interest paid                                                            107,958.92
                                                                                        -------------
        Class B Note Interest remaining unpaid                                                     --
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                             4,610,114.76

CLASS C NOTE INTEREST
     Class C Note Interest due                                                              68,360.09
     Class C Note Interest paid                                                             68,360.09
                                                                                        -------------
        Class C Note Interest remaining unpaid                                                     --
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                             4,541,754.68

CLASS D NOTE INTEREST
     Class D Note Interest due                                                              31,156.85
     Class D Note Interest paid                                                             31,156.85
                                                                                        -------------
        Class D Note Interest remaining unpaid                                                     --
                                                                                        -------------
REMAINING AVAILABLE FUNDS                                                                4,510,597.83

CLASS A BASE PRINCIPAL DISTRIBUTION
     Class A Base Principal Distribution Amount due                                      3,460,975.44
     Class A Note Principal Balance as of preceding Payment Date                        82,546,333.76
                                                                                        -------------
     Class A Base Principal Distribution Amount paid                                     3,460,975.44
                                                                                        -------------
        Class A Base Principal Distribution Amount remaining unpaid                                --
     Class A-1 Note Principal Balance as of preceding Payment Date                                 --
     Class A-1 Base Principal Distribution Amount paid                                             --
                                                                                        -------------
        Class A-1 Note Principal Balance after distribution                                        --
                                                                                        -------------
     Remaining Class A Base Principal Distribution Amount                                3,460,975.44
                                                                                        -------------
     Class A-2 Note Principal Balance as of preceding Payment Date                                 --
     Class A-2 Base Principal Distribution Amount paid                                             --
                                                                                        -------------
        Class A-2 Note Principal Balance after distribution                                        --
     Remaining Class A Base Principal Distribution Amount                                3,460,975.44
                                                                                        -------------
     Class A-3 Note Principal Balance as of preceding Payment Date                      49,130,086.76
     Class A-3 Base Principal Distribution Amount paid                                   3,460,975.44
                                                                                        -------------
        Class A-3 Note Principal Balance after distribution                             45,669,111.32
     Remaining Class A Base Principal Distribution Amount                                          --
                                                                                        -------------
     Class A-4 Note Principal Balance as of preceding Payment Date                      33,416,247.00
     Class A-4 Base Principal Distribution Amount paid                                             --
                                                                                        -------------
        Class A-4 Note Principal Balance after distribution                             33,416,247.00
   REMAINING AVAILABLE FUNDS                                                             1,049,622.38

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


CLASS B BASE PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance as of preceding Payment Date                        16,673,191.92
     Class B Base Principal Distribution due                                               445,141.53
     Class B Base Principal Distribution paid                                              445,141.53
                                                                                        -------------
        Class B Base Principal Distribution remaining unpaid                                       --
        Class B Note Principal Balance after distribution on Payment Date               16,228,050.39
   REMAINING AVAILABLE FUNDS                                                               604,480.85

CLASS C BASE PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance as of preceding Payment Date                        10,003,915.31
     Class C Base Principal Distribution due                                               267,084.92
     Class C Base Principal Distribution paid                                              267,084.92
                                                                                        -------------
        Class C Base Principal Distribution remaining unpaid                                       --
        Class C Note Principal Balance after distribution on Payment Date                9,736,830.38
   REMAINING AVAILABLE FUNDS                                                               337,395.92

CLASS D BASE PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance as of preceding Payment Date                         3,248,324.82
     Class D Base Principal Distribution due                                                89,028.32
     Class D Base Principal Distribution paid                                               89,028.32
                                                                                        -------------
        Class D Base Principal Distribution remaining unpaid                                       --
        Class D Note Principal Balance after distribution on Payment Date                3,159,296.51
   REMAINING AVAILABLE FUNDS                                                               248,367.61

CLASS A REALLOCATED PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Base Principal                                         --
     Class A-1 Reallocated Principal Distribution                                                  --
                                                                                        -------------
        Class A-1 Note Principal Balance after Reallocation                                        --
   Remaining Available Funds                                                               248,367.61
                                                                                        -------------
     Class A-2 Note Principal Balance after Base Principal                                         --
     Class A-2 Reallocated Principal Distribution                                                  --
                                                                                        -------------
        Class A-2 Note Principal Balance after Reallocation                                        --
   Remaining Available Funds                                                               248,367.61
                                                                                        -------------
     Class A-3 Note Principal Balance after Base Principal                              45,669,111.32
     Class A-3 Reallocated Principal Distribution                                                  --
                                                                                        -------------
        Class A-3 Note Principal Balance after Reallocation                             45,669,111.32
   Remaining Available Funds                                                               248,367.61
                                                                                        -------------
     Class A-4 Note Principal Balance after Base Principal                              33,416,247.00
     Class A-4 Reallocated Principal Distribution                                                  --
                                                                                        -------------
        Class A-4 Note Principal Balance after Reallocation                             33,416,247.00
   REMAINING AVAILABLE FUNDS                                                               248,367.61

CLASS B REALLOCATED PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Base Principal                                16,228,050.39
     Class B Reallocated Principal Distribution paid                                               --
                                                                                        -------------
        Class B Note Principal Balance after Reallocation                               16,228,050.39
   REMAINING AVAILABLE FUNDS                                                               248,367.61

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


CLASS C REALLOCATED PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Base Principal                                 9,736,830.38
     Class C Reallocated Principal Distribution paid                                               --
                                                                                        -------------
        Class C Note Principal Balance after Reallocation                                9,736,830.38
   REMAINING AVAILABLE FUNDS                                                               248,367.61

CLASS D REALLOCATED PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Base Principal                                 3,159,296.51
     Class D Reallocated Principal Distribution paid                                               --
        Class D Note Principal Balance after Reallocation                                3,159,296.51
   REMAINING AVAILABLE FUNDS                                                               248,367.61

CLASS E NOTE INTEREST
     Class E Note Interest due                                                              20,224.63
     Class E Note Interest paid                                                             20,224.63
                                                                                        -------------
        Class E Note Interest remaining unpaid                                                     --
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                               228,142.97

CLASS E BASE PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance as of preceding Payment Date                         3,155,989.59
     Class E Base Principal Distribution due                                                86,802.60
     Class E Base Principal Distribution paid                                               86,802.60
                                                                                        -------------
        Class E Base Principal Distribution remaining unpaid                                       --
        Class E Note Principal Balance after distribution on Payment Date                3,069,186.99
   REMAINING AVAILABLE FUNDS                                                               141,340.37

CLASS E REALLOCATED PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Base Principal                                 3,069,186.99
     Class E Reallocated Principal Distribution paid                                               --
        Class E Note Principal Balance after Reallocation                                3,069,186.99
   REMAINING AVAILABLE FUNDS                                                               141,340.37

CLASS A SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class A-1 Note Principal Balance after Reallocated Principal                                  --
     Class A-1 Supplemental Principal Distribution                                                 --
                                                                                        -------------
        Class A-1 Note Principal Balance after Supplemental                                        --
   Remaining Available Funds                                                               141,340.37
                                                                                        -------------
     Class A-2 Note Principal Balance after Reallocated Principal                                  --
     Class A-2 Supplemental Principal Distribution                                                 --
                                                                                        -------------
        Class A-2 Note Principal Balance after Supplemental                                        --
   Remaining Available Funds                                                               141,340.37
                                                                                        -------------
     Class A-3 Note Principal Balance after Reallocated Principal                       45,669,111.32
     Class A-3 Supplemental Principal Distribution                                          81,476.39
                                                                                        -------------
        Class A-3 Note Principal Balance after Supplemental                             45,587,634.93
   Remaining Available Funds                                                                59,863.99
                                                                                        -------------
     Class A-4 Note Principal Balance after Reallocated Principal                       33,416,247.00
     Class A-4 Supplemental Principal Distribution                                                 --
                                                                                        -------------
        Class A-4 Note Principal Balance after Supplemental                             33,416,247.00
   REMAINING AVAILABLE FUNDS                                                                59,863.99

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PRIORITY OF PAYMENTS
COLLECTION PERIOD ENDED JANUARY 1, 2002


CLASS B SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class B Note Principal Balance after Reallocated Principal                         16,228,050.39
     Class B Supplemental Principal Distribution paid                                       10,479.28
                                                                                        -------------
        Class B Note Principal Balance after Supplemental                               16,217,571.11
   REMAINING AVAILABLE FUNDS                                                                49,384.71

CLASS C SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class C Note Principal Balance after Reallocated Principal                          9,736,830.38
     Class C Supplemental Principal Distribution paid                                        6,287.57
                                                                                        -------------
        Class C Note Principal Balance after Supplemental                                9,730,542.82
   REMAINING AVAILABLE FUNDS                                                                43,097.14

CLASS D SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class D Note Principal Balance after Reallocated Principal                          3,159,296.51
     Class D Supplemental Principal Distribution paid                                        2,095.86
                                                                                        -------------
        Class D Note Principal Balance after Supplemental                                3,157,200.65
   REMAINING AVAILABLE FUNDS                                                                41,001.29

CLASS E SUPPLEMENTAL PRINCIPAL DISTRIBUTION
     Class E Note Principal Balance after Reallocated Principal                          3,069,186.99
     Class E Supplemental Principal Distribution paid                                        2,043.46
                                                                                        -------------
        Class E Note Principal Balance after Supplemental                                3,067,143.53
   REMAINING AVAILABLE FUNDS                                                                38,957.83

RESERVE FUND
     Required Reserve Fund Amount                                                        2,114,952.31
     Reserve Account Balance, Ending                                                        38,957.83
     Reserve Account Deposit/(Withdrawal)                                                   38,957.29
                                                                                        -------------
   REMAINING AVAILABLE FUNDS                                                                       --

INDENTURE TRUSTEE EXPENSES IN EXCESS OF SECTION 7.07(a)(ii)
     Indenture Trustee Expenses unpaid per above                                                   --
     Remaining Indenture Trustee Expenses paid                                                     --
                                                                                        -------------
        Remaining Indenture Trustee Expenses unpaid                                                --
   REMAINING AVAILABLE FUNDS                                                                       --

AMOUNT PAYABLE TO TRUST CERTIFICATE HOLDER                                                         --

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - FEE CALCULATION
COLLECTION PERIOD ENDED JANUARY 1, 2002


CALCULATION OF BASE PRINCIPAL AMOUNT
      ADCPB, beginning of Collection Period                                       120,166,888.72
      ADCPB, end of Collection Period                                             115,715,473.35
                                                                                 ---------------
         Base Principal Amount                                                      4,451,415.37

UNREIMBURSED SERVICING ADVANCES
      Unreimbursed Servicing Advances from previous Collection Period               5,142,747.08
      Servicing Advances collected during the current Collection Period             5,127,290.48
                                                                                 ---------------
         Unreimbursed Servicing Advances as of current Determination Date              15,456.60


CALCULATION OF SERVICER FEE
      ADCPB as of the prior Calculation Date                                      120,166,888.72
      Servicer Fee Rate                                                                    0.500%
      One-twelfth                                                                           1/12
                                                                                 ---------------
      Servicer Fee due current period                                                  50,069.54
      Prior Servicer Fee arrearage                                                            --
                                                                                 ---------------
      Servicer Fee due                                                                 50,069.54

INDENTURE TRUSTEE FEE (PER PAYMENT DATE)
      Indenture Trustee Fee (per Payment Date)                                            416.67
      Prior Indenture Trustee Fee arrearage                                                   --
                                                                                 ---------------
      Total Indenture Trustee Fee due                                                     416.67

INDENTURE TRUSTEE EXPENSES
      Indenture Trustee Expenses due                                                          --
      Prior Indenture Trustee Expenses arrearage                                              --
                                                                                 ---------------
      Total Indenture Trustee Expenses due                                                    --

OTHER AMOUNTS DUE SERVICER UNDER SERVICING AGREEMENT
      Other Amounts Due Servicer under Servicing Agreement - current period                   --
      Prior Other Amounts Due Servicer under Servicing Agreement - arrearage                  --
                                                                                 ---------------
      Total Other Amounts Due Servicer under Servicing Agreement                              --


AGING DELINQUENCY STATISTICS - AS OF PRIOR MONTH-END

Current                      106,883,384.70              92.35%
   31 - 60 days past due       3,596,216.80               3.11%
   61 - 90 days past due       1,523,903.39               1.32%
   91+ days past due           3,731,733.03               3.22%
                             --------------
                             115,735,237.92

GROSS CHARGE OFF

ADCPB of All Defaulted Contracts                          28,655.20
Less Recoveries                                           14,281.89
                                                     --------------
Total Charge Offs for the period                          14,373.31

End of Month ADCPB                                   115,715,473.35
Gross Charge Off Ratio (Total Charge Offs/ADCPB)               0.01%

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2002


INTEREST PAYMENTS TO NOTEHOLDERS

                                         Beginning
                      Initial            of Period           Interest                           Interest
    Class             Balance             Balance              Rate         Interest Due          Paid
---------------------------------------------------------------------------------------------------------
     A-1           50,018,622.00                 0.00          6.938%              0.00             0.00
     A-2           29,609,332.00                 0.00          7.350%              0.00             0.00
     A-3           51,393,341.00        49,130,086.76          7.490%        306,653.62       306,653.62
     A-4           33,416,247.00        33,416,247.00          7.560%        210,522.36       210,522.36
---------------------------------------------------------------------------------------------------------
   Class A        164,437,542.00        82,546,333.76           7.52%        517,175.98       517,175.98
---------------------------------------------------------------------------------------------------------
      B            21,149,523.00        16,673,191.92          7.770%        107,958.92       107,958.92
      C            12,689,714.00        10,003,915.31          8.200%         68,360.09        68,360.09
      D             4,229,905.00         3,248,324.82         11.510%         31,156.85        31,156.85
      E             4,124,157.00         3,155,989.59          7.690%         20,224.63        20,224.63
---------------------------------------------------------------------------------------------------------
 Total Notes      206,630,841.00       115,627,755.40           7.73%        744,876.47       744,876.47
---------------------------------------------------------------------------------------------------------


PRINCIPAL PAYMENTS TO NOTEHOLDERS

                   Beginning        (Monthly)     (Reallocated)    (Supplemental)       Total             End           Ending
                   of Period        Principal       Principal        Principal        Principal        of Period      Certificate
    Class           Balance           Paid             Paid             Paid             Paid           Balance         Factor
---------------------------------------------------------------------------------------------------------------------------------
     A-1                 0.00             0.00          0.00              0.00             0.00              0.00    0.0000000
     A-2                 0.00             0.00          0.00              0.00             0.00              0.00    0.0000000
     A-3        49,130,086.76     3,460,975.44          0.00         81,476.39     3,542,451.83     45,587,634.93    0.8870339
     A-4        33,416,247.00             0.00          0.00              0.00             0.00     33,416,247.00    1.0000000
------------------------------------------------------------------------------------------------------------------
   Class A      82,546,333.76     3,460,975.44          0.00         81,476.39     3,542,451.83     79,003,881.93
------------------------------------------------------------------------------------------------------------------
      B         16,673,191.92       445,141.53          0.00         10,479.28       455,620.81     16,217,571.11    0.7668055
      C         10,003,915.31       267,084.92          0.00          6,287.57       273,372.49      9,730,542.82    0.7668055
      D          3,248,324.82        89,028.32          0.00          2,095.86        91,124.17      3,157,200.65    0.7463999
      E          3,155,989.59        86,802.60          0.00          2,043.46        88,846.06      3,067,143.53    0.7437019
------------------------------------------------------------------------------------------------------------------
 Total Notes   115,627,755.40     4,349,032.82          0.00        102,382.55     4,451,415.37    111,176,340.04
------------------------------------------------------------------------------------------------------------------

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - PAYMENT SUMMARY
COLLECTION PERIOD ENDED JANUARY 1, 2002


PRINCIPAL PAYMENT CALCULATION

                                            Investor          Investor         Investor                           Supplemental
                        (defined)           Monthly          Reallocated     Supplemental      Total               Percentage
                          Class            Principal          Principal        Principal     Principal            of Principal
    Class               Percentage           Amount            Amount           Amount         Amount              Allocated
-------------------------------------------------------------------------------------------------------------------------------
      A                   77.75%         3,460,975.44            0.00         81,476.39     3,542,451.83             79.58%
      B                   10.00%           445,141.53            0.00         10,479.28       455,620.81             10.24%
      C                    6.00%           267,084.92            0.00          6,287.57       273,372.49              6.14%
      D                    2.00%            89,028.32            0.00          2,095.86        91,124.17              2.05%
      E                    1.95%            86,802.60            0.00          2,043.46        88,846.06              2.00%
-------------------------------------------------------------------------------------------------------------------------------
                                         4,349,032.82            0.00        102,382.55     4,451,415.37            100.00%
-------------------------------------------------------------------------------------------------------------------------------



FLOOR CALCULATION

                    Class             Floor Hit?          Floored
    Class           Floors              (Y/N)           Prin Amount
----------------------------------------------------------------------
      A                                                           N/A
      B               -                   No               445,141.53
      C               -                   No               267,084.92
      D               -                   No                89,028.32
      E               -                   No                86,802.60
----------------------------------------------------------------------


(Retained) Certificate Balance                        4,539,133.31
Initial OC Percentage                                        2.30%

Overcollateralization Balance (prior)                                 4,539,133.31
Overcollateralization Balance (current)                               4,539,133.31
Unfunded Loss Amount                                                          0.00
Cumulative Loss Amount                                                2,440,208.60
Available Funds+Collection Account-Servicing                          5,235,249.12

FIRST SIERRA EQUIPMENT CONTRACT TRUST SERIES 2000-2
FIRST SIERRA RECEIVABLES III, INC.
MONTHLY SERVICER CERTIFICATE - TESTS
COLLECTION PERIOD ENDED JANUARY 1, 2002






EVENTS OF DEFAULT: SECTION 8.01 OF INDENTURE

                                                                                                     Yes/No
                                                                                                     ------
  A) Failure to distribute to the Noteholders all or part of any payment of Interest
     required to be made under the terms of such Notes or the Indenture when due; and,                 No

  B) Failure to distribute to the Noteholders (x) on any Payment Date, an amount equal to the principal due on the Ouststanding Notes as of such
     Payment Date to the extent that sufficient Available Funds are on deposit in the Collection Account of (y) on the Class A-1 Maturity Date, the Class
     A-2 Maturity Date, the Class A-3 Maturity Date, the Class A-4 Maturity
     Date, the Class B Maturity Date, the Class C Maturity Date, the Class D
     Maturity Date, or the Class E Maturity Date, as the case may be, on any remaining principal owed on the outstanding Class A-1 Notes, Class A-2 Notes,
     Class A-3 Notes, Class A-4 Notes, Class B Notes, Class C Notes, Class D Notes,
     or Class E Notes, as the case may be.                                                             No

EVENTS OF SERVICER TERMINATION: SECTION 6.01 OF SERVICING AGREEMENT

       Section                      Event                                                                                  Yes/No
       -------                      -----                                                                                  ------
     6.01(i)      Failure to make payment, deposit, transfer, or delivery required                                           No
     6.01(ii)     Failure to submit Monthly Statement                                                                        No
     6.01(iii)    Failure to Observe Covenants in Servicing Agreement                                                        No
     6.01(iv)     Servicer consents to appointment of custodian, receiver, etc.                                              No
     6.01(v)      Servicer files a voluntary petition for bankruptcy                                                         No
     6.01(vi)     Petition under bankruptcy laws against Servicer is not stayed, withdrawn or dismissed within 60 days       No
     6.01(vii)    Assignment by Servicer to a delegate its rights under Servicing Agreement                                  No